INCOME TAXES - Reconciliation (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Reconciliation of the combined federal and provincial statutory income tax rate applied to the net loss for the year to the income tax recovery
Basic combined Canadian statutory income tax rate	26.50%	26.50%
Income tax recovery based on statutory rate	$ (2,457,000)	$ (1,126,000)
Permanent differences	396,000	94,000
Share issue costs recorded, net of equity	(443,000)	(61,000)
Unrecognized benefit of current year tax losses	$ 2,504,000	$ 1,093,000